UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 25, 2016

Roomlinx, Inc.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Continental Plaza - 6th Floor
433 Hackensack Avenue
Hackensack, New Jersey 07601
                                  (201) 968-9797
(Address of Principal Executive Offices)  (Zip Code)

                                    (201) 968-9797
(Registrant's Telephone Number, Including Area Code)

                                                      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
RoomLinx, Inc. (the "Company") filed an Amendment to Certificate of Designation After Issuance of Class or Series (the "Amendment") for the Series B Convertible Preferred Stock ("Preferred Stock") with the Secretary of State of Nevada on March 25, 2016.  The Amendment increased the number of Series B Preferred Stock from 2,000,000 shares authorized to 3,000,000 shares authorized.
Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description

3.1	Amendment to Certificate of Designation After Issuance of Class or Series increasing the number of authorized Series B Preferred Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2016	ROOMLINX, INC.

By: /s/ Christopher Broderick
Name: Christopher Broderick
Title: Chief Operating Officer